UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the company’s 2012 annual general meeting, the company’s shareholders approved the Employee Stock Purchase Plan, as amended through the fourth amendment (the “ESPP”), increasing the number of common shares available for issuance under the ESPP by 1,500,000 shares, which shares are in addition to the 3,000,000 common shares previously reserved under the ESPP. In addition to increasing the number of common shares available for issuance, the fourth amendment adds a provision excluding certain employees who are a citizen or resident of a foreign jurisdiction and makes clarifying and technical changes to certain defined terms and other provisions in the ESPP. A more complete description of the ESPP is contained in company’s proxy statement, dated April 4, 2012, as filed with the Securities and Exchange Commission, under the heading “Amendment to the ACE Limited Employee Stock Purchase Plan,” which is hereby incorporated herein by reference. For the full text of the ESPP, see Exhibit 10.1 hereto, which is hereby incorporated herein by reference.

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the company’s 2012 annual general meeting, the company’s shareholders approved an amendment to Article 6 of the Articles of Association to authorize the company’s Board of Directors to increase the company’s share capital within two years following the 2012 annual general meeting to a maximum amount equal to CHF 4,237,800,000, or 140,000,000 shares. In connection therewith, the company has undertaken to limit the number of shares (to a maximum of 68,000,000) that it will issue pursuant to, and during the two-year effective period of, this Article 6 share capital authorization without either providing the company’s shareholders with the opportunity to exercise pre-emptive rights or seeking specific shareholder approval for such issuance, all as further described in the company’s proxy statement dated April 4, 2012. The company’s amended Articles of Association containing these amendments will become effective with publication in the Swiss Commercial Gazette, retroactive to their registration in the daily register of the Canton of Zurich, Switzerland on May 18, 2012, the same day the company filed these amendments in the Commercial Register of the Canton of Zurich, Switzerland (the “Swiss Commercial Register”).

At the company’s 2012 annual general meeting, the company’s shareholders also prospectively approved amendments to the company’s Articles of Association in conjunction with their approval of payments of a dividend in the form of distribution through par value reduction, as further described in the company’s proxy statement dated April 4, 2012. Such amendments will become effective with the registration of each quarterly par value reduction in the Swiss Commercial Register.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a vote of Security Holders

The company convened its annual general meeting of shareholders on May 16, 2012 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.1	Election of Michael G. Atieh

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
273,910,618	1,630,683	188,192	6,684,461

1.2	Election of Mary A. Cirillo

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
271,974,457	3,581,965	173,071	6,684,461

1.3	Election of Thomas J. Neff

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,509,678	5,011,068	1,208,747	6,684,461

2.1	Approval of the annual report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,138,309	26,800	1,248,845	0

2.2	Approval of the statutory financial statements of ACE Limited

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,161,934	25,652	1,226,368	0

2.3	Approval of the consolidated financial statements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,148,329	38,645	1,226,980	0

3.	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,039,512	50,317	324,125	0

4.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
276,920,593	1,211,852	4,248,087	0

5	Amendment of the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
271,623,903	2,637,276	1,468,314	6,684,461

6.1	Election of PricewaterhouseCoopers AG (Zurich) as the company’s statutory auditor until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,071,230	1,160,824	181,900	0

6.2	Ratification of appointment of independent registered public accounting firm PricewaterhouseCoopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2012

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
280,793,365	1,440,977	179,612	0

6.3	Election of BDO AG (Zurich) as special auditing firm until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,839,361	397,330	177,263	0

7.	Approval of the payment of a distribution to shareholders through reduction of the par value of the company’s shares, such payment to be made in four quarterly installments at such times during the period through the company’s next annual general meeting as shall be determined by the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,124,229	81,939	1,207,786	0

8.	Advisory vote to approve executive compensation

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
245,233,557	28,431,532	2,064,404	6,684,461

9.	Amendment to the ACE Limited Employee Stock Purchase Plan

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
273,214,660	1,891,630	623,203	6,684,461

Under the company’s Articles of Association, shareholder approval of proposals is generally determined by simple majority of votes cast, such that abstentions and broker non-votes are disregarded in the tabulation of the vote to determine approval. The exceptions to this are matters for which a specific vote requirement or tabulation is required by applicable law or by specific provision of the Articles of Association. At the 2012 annual general meeting, abstentions and broker non-votes were not considered in the vote (and thus should be disregarded) with respect for all items above, other than Agenda Item No. 5. With respect to Agenda Item No. 5, which under Article 16 of the company’s Articles of Association required the affirmative vote of two-thirds of the votes present (in person or by proxy), broker non-votes and abstentions had the effect of “against” votes because they were counted as present but were not counted as affirmative “for” votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Association of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

10.1	ACE Limited Employee Stock Purchase Plan (as amended through the Fourth Amendment)*

*	Management Contract or Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Robert F. Cusumano
Robert F. Cusumano
General Counsel

DATE: May 22, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

10.1	ACE Limited Employee Stock Purchase Plan (as amended through the Fourth Amendment)*

*	Management Contract or Compensation Plan